Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION AND SCHEDULES TO THIS EXHIBIT MARKED BY [***] HAVE BEEN OMITTED BECAUSE THEY (I) ARE NOT MATERIAL AND (II) ARE THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

NINETEENTH AMENDMENT TO THE
RECEIVABLES PURCHASE AGREEMENT
This NINETEENTH AMENDMENT TO THE RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of September 22, 2025, is entered into by and among the following parties:
(i)DXC RECEIVABLES LLC (F/K/A CSC RECEIVABLES LLC), a Delaware limited liability company, as Seller (the “Seller”);
(ii)DXC TECHNOLOGY COMPANY, a Nevada corporation, as Servicer (the “Servicer”);
(iii)PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Committed Purchaser, as Group Agent for its Purchaser Group and as Administrative Agent (in such capacity, the “Administrative Agent”);
(iv)MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.) (“MUFG”), as a Committed Purchaser and as Group Agent for its Purchaser Group;
(v)GOTHAM FUNDING CORPORATION (“Gotham”), as a Conduit Purchaser in MUFG’s Purchaser Group;
(vi)THE BANK OF NOVA SCOTIA (“BNS”), as a Committed Purchaser and as Group Agent for its Purchaser Group;
(vii)LIBERTY STREET FUNDING, LLC (“Liberty Street”), as a Conduit Purchaser in BNS’s Purchaser Group;
(viii)MIZUHO BANK, LTD. (“Mizuho”), as a Committed Purchaser and as Group Agent for its Purchaser Group;
(ix)THE TORONTO DOMINION BANK (“TD Bank”), as a Committed Purchaser and as Group Agent for its Purchaser Group;
(x)BANNER TRUST (“Banner Trust”), as a Conduit Purchaser in TD Bank’s Purchaser Group;
(xi)CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“CACIB”), as a Committed Purchaser and as Group Agent for its Purchaser Group; and
(xii)ATLANTIC ASSET SECURITIZATION LLC (“Atlantic”), as a Conduit Purchaser in CACIB’s Purchaser Group.

(xiii)Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Purchase Agreement described below.
BACKGROUND
A.    The parties hereto have entered into a Receivables Purchase Agreement, dated as of December 21, 2016 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”).
B.    Concurrently herewith and in accordance with Section 4.3 of the Purchase and Sale Agreement, the Servicer has notified the Administrative Agent and each Group Agent that Luxoft USA, Inc., a Delaware corporation, will execute and deliver a Joinder Agreement (the “Joinder Agreement”) and thereby become an Originator under the Purchase and Sale Agreement.
C.    The parties hereto desire to amend the Receivables Purchase Agreement as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Amendment to the Receivables Purchase Agreement. Schedule II-A of the Receivables Purchase Agreement is hereby deleted in its entirety and replaced with the Schedule II-A attached hereto.
SECTION 2.Representations and Warranties of the Seller and Servicer. Each of the Seller and the Servicer hereby represents and warrants, as to itself, to the Administrative Agent, each Purchaser and each Group Agent, as follows:
(a)Representations and Warranties. Immediately after giving effect to this Amendment, the representations and warranties made by such Person in the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)Enforceability. This Amendment and each other Transaction Document to which it is a party, as amended hereby, constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.
(c)No Termination Event. No event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes an Event of Termination, Non-Reinvestment Event, Unmatured Event of Termination or Unmatured Non-Reinvestment Event.
SECTION 3.Effect of Amendment. All provisions of the Receivables Purchase Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all

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references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.
SECTION 4.Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of each of the documents, agreements (in fully executed form), officer’s certificates, financing statements, opinions of counsel and other deliverables listed on the closing memorandum attached as Annex A hereto, in each case, in form and substance acceptable to the Administrative Agent.
SECTION 5.Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 6.GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
SECTION 7.Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Receivables Purchase Agreement.
SECTION 8.Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.
SECTION 9.Reaffirmation. After giving effect to this Amendment, the Joinder Agreement and the transactions contemplated by this Amendment and the Joinder Agreement, all of the provisions of the Performance Guaranty shall remain in full force and effect the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.
SECTION 10.Blocked Account Consent. Each of the parties hereto hereby consents to the execution and delivery of the Account Control Agreement covering that certain deposit account [***], in substantially the form of Exhibit A attached hereto. Upon receipt by the Administrative Agent of (i) a duly executed copy of the Account Control Agreement by each of the parties thereto and (ii) an opinion of counsel to the Seller and Servicer, covering certain enforceability and security interest perfection matters with respect to such Account Control Agreement, in form and substance reasonably satisfactory to the Administrative Agent, Schedule II-B of the Receivables Purchase Agreement will be deleted in its entirety and replaced with the Schedule II-B attached hereto.

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[Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.
DXC RECEIVABLES LLC,
as Seller

By:__/s/ Ceyhun Cetin
Name: Ceyhun Cetin
Title: President, Treasurer and Secretary

DXC TECHNOLOGY COMPANY,
as Servicer

By:__/s/ Ceyhun Cetin
Name: Ceyhun Cetin
Title: Vice President and Treasurer
(i)

Nineteenth Amendment to the
Receivables Purchase Agreement
(DXC Receivables LLC)

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent By: __/s/ Michael Brown Name: Michael Brown Title: Executive Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Committed Purchaser By: __/s/ Michael Brown Name: Michael Brown Title: Executive Vice President

PNC BANK, NATIONAL ASSOCIATION, as Group Agent for its Purchaser Group By: __/s/ Michael Brown Name: Michael Brown Title: Executive Vice President

(ii)

Nineteenth Amendment to the
Receivables Purchase Agreement
(DXC Receivables LLC)

MUFG BANK, LTD., as a Committed Purchaser By: __/s/ Eric Williams Name: Eric Williams Title: Managing Director

MUFG BANK, LTD.,
as Group Agent for its Purchaser Group

By: __/s/ Eric Williams
Name: Eric Williams
Title: Managing Director

GOTHAM FUNDING CORPORATION,
as a Conduit Purchaser

By: __/s/ Kevin J. Corrigan
Name: Kevin J. Corrigan
Title: Vice President

Nineteenth Amendment to the
Receivables Purchase Agreement
(DXC Receivables LLC)

THE BANK OF NOVA SCOTIA, as a Committed Purchaser By: __/s/ Elie Silver Name: Elie Silver Title: Managing Director

THE BANK OF NOVA SCOTIA,
as Group Agent for its Purchaser Group

By: __/s/ Elie Silver
Name: Elie Silver
Title: Managing Director

LIBERTY STREET FUNDING, LLC,
as a Conduit Purchaser

By: __/s/ Kevin J. Corrigan
Name: Kevin J. Corrigan
Title: Vice President

(iii)

Nineteenth Amendment to the
Receivables Purchase Agreement
(DXC Receivables LLC)

MIZUHO BANK, LTD., as a Committed Purchaser By: __/s/ Jeremy Ebrahim Name: Jeremy Ebrahim Title: Managing Director

MIZUHO BANK, LTD., as Group Agent for its Purchaser Group By: __/s/ Jeremy Ebrahim Name: Jeremy Ebrahim Title: Managing Director

(iv)

Nineteenth Amendment to the
Receivables Purchase Agreement
(DXC Receivables LLC)

THE TORONTO DOMINION BANK, as a Committed Purchaser By: __/s/ Brad Purkis Name: Brad Purkis Title: Managing Director

THE TORONTO DOMINION BANK,
as Group Agent for its Purchaser Group

By: __/s/ Brad Purkis
Name: Brad Purkis
Title: Managing Director

COMPUTERSHARE TRUST COMPANY OF CANADA,
in its capacity as Trustee of BANNER TRUST,
by its Financial Services Agent, TD SECURITIES, INC.,
as a Conduit Purchaser

By: __/s/ Brad Purkis
Name: Brad Purkis
Title: Managing Director

Nineteenth Amendment to the
Receivables Purchase Agreement
(DXC Receivables LLC)

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Committed Purchaser

By: __/s/ David R. Núñez
Name: David R. Núñez
Title: Managing Director

By: __/s/ Bruce Deane
Name: Bruce Deane
Title: Managing Director

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Group Agent for its Purchaser Group

By: __/s/ David R. Núñez
Name: David R. Núñez
Title: Managing Director

By: __/s/ Bruce Deane
Name: Bruce Deane
Title: Managing Director

ATLANTIC ASSET SECURITIZATION LLC,
as a Conduit Purchaser
By: Crédit Agricole Corporate and Investment Bank, as Attorney-in-Fact

By: __/s/ David R. Núñez
Name: David R. Núñez
Title: Managing Director

By: __/s/ Bruce Deane
Name: Bruce Deane
Title: Managing Director

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ACKNOWLEDGE AND AGREED TO BY:

DXC TECHNOLOGY COMPANY,
as the Performance Guarantor

By: __/s/ Ceyhun Cetin
Name: Ceyhun Cetin
Title: Vice President and Treasurer
Nineteenth Amendment to the
Receivables Purchase Agreement
(DXC Receivables LLC)

SCHEDULE II-A
Lock-Boxes, Collection Accounts and Collection Account Banks

Bank	Bank account #

[***]
Schedule II-A

SCHEDULE II-B
Blocked Account and Blocked Account Bank
Bank:                        Account #
[***]
Schedule II-B

Annex A

Closing Memorandum

[Attached]
Annex A